UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of August 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-21              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of August 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Chase Manhattan Mortgage Corporation, as master servicer, Washington Mutual Mortgage Securities Corp., as seller and servicer, Olympus Servicing, L.P., as servicer and special servicer, Ocwen Federal Bank FSB, as servicer, Bank One, National Association, as trustee, and JPMorgan Chase Bank, as trust administrator.

     On    October    25,    2002      distribution     was    made    to    the
Certificateholders.Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
CSFB  MORTGAGE-BACKED  PASS-THROUGH  CERTIFICATES,  SERIES 2002-AR25
------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trust
                                  Administrator under the Agreement
                                  referred to herein




Date:  October 29, 2002           By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 25, 2002



                 CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                Statement to Certificate Holders
                                      October 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA1      164,503,000.00   152,879,054.79    16,725,540.95     543,307.14    17,268,848.09      0.00      0.00      136,153,513.84
IA2       91,630,000.00    85,155,333.28     9,316,312.27     327,961.83     9,644,274.10      0.00      0.00       75,839,021.01
IIA1     197,668,000.00   193,825,189.55     4,248,181.61     841,256.34     5,089,437.95      0.00      0.00      189,577,007.94
IIIA1    209,412,000.00   204,933,203.44     4,814,412.00     369,520.18     5,183,932.18      0.00      0.00      200,118,791.44
AR               100.00             0.00             0.00           0.00             0.00      0.00      0.00                0.00
IIIM1      5,454,000.00     5,454,000.00             0.00      12,561.24        12,561.24      0.00      0.00        5,454,000.00
IIIM2      3,272,225.00     3,272,225.00             0.00       9,717.83         9,717.83      0.00      0.00        3,272,225.00
CB1       10,509,000.00    10,500,605.69         8,462.99      51,680.63        60,143.62      0.00      0.00       10,492,142.70
CB2        5,015,000.00     5,010,994.15         4,038.62      24,662.51        28,701.13      0.00      0.00        5,006,955.53
CB3        3,583,000.00     3,580,137.99         2,885.42      17,620.30        20,505.72      0.00      0.00        3,577,252.57
CB4        1,911,000.00     1,909,473.54         1,538.94       9,397.82        10,936.76      0.00      0.00        1,907,934.60
CB5        1,433,000.00     1,431,855.36         1,154.01       7,047.13         8,201.14      0.00      0.00        1,430,701.35
CB6        1,433,430.00     1,432,285.01         1,154.35       7,049.25         8,203.60      0.00      0.00        1,431,130.66
TOTALS   695,823,755.00   669,384,357.80    35,123,681.16   2,221,782.20    37,345,463.36      0.00      0.00      634,260,676.64

IX       256,133,000.00   238,034,388.06             0.00     253,959.97       253,959.97      0.00      0.00      211,992,534.84
IIX      197,668,100.00   193,825,189.55             0.00     161,520.99       161,520.99      0.00      0.00      189,577,007.94
IIIX               0.00             0.00             0.00     811,783.20       811,783.20      0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
IA1     22541NEE5      929.33900774    101.67316675     3.30271873     104.97588549          827.66584099     IA1     4.264604 %
IA2     22541NEF2      929.33900775    101.67316676     3.57919710     105.25236385          827.66584099     IA2     4.621604 %
IIA1    22541NEG0      980.55926882     21.49149893     4.25590556      25.74740449          959.06776990     IIA1    5.208341 %
IIIA1   22541NEH8      978.61251237     22.99014383     1.76456067      24.75470451          955.62236854     IIIA1   2.163750 %
AR      22541NER6        0.00000000      0.00000000     0.00000000       0.00000000            0.00000000     AR      5.208341 %
IIIM1   22541NEL9    1,000.00000000      0.00000000     2.30312431       2.30312431        1,000.00000000     IIIM1   2.763750 %
IIIM2   22541NEM7    1,000.00000000      0.00000000     2.96979273       2.96979273        1,000.00000000     IIIM2   3.563750 %
CB1     22541NEN5      999.20122657      0.80530878     4.91774955       5.72305833          998.39591778     CB1     5.906016 %
CB2     22541NEP0      999.20122632      0.80530808     4.91774875       5.72305683          998.39591825     CB2     5.906016 %
CB3     22541NEQ8      999.20122523      0.80530840     4.91775049       5.72305889          998.39591683     CB3     5.906016 %
CB4     22541NFZ7      999.20122449      0.80530612     4.91774987       5.72305599          998.39591837     CB4     5.906016 %
CB5     22541NGA1      999.20122819      0.80531054     4.91774599       5.72305652          998.39591766     CB5     5.906016 %
CB6     22541NGB9      999.20122364      0.80530615     4.91774973       5.72305589          998.39591748     CB6     5.906016 %
TOTALS                 962.00273847     50.47784142     3.19302436      53.67086578          911.52489705

IX      22541NEJ4      929.33900770      0.00000000     0.99151601       0.99151601          827.66584095     IX      1.280285 %
IIX     22541NEK1      980.55877276      0.00000000     0.81713230       0.81713230          959.06728471     IIX     1.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                               Mark M. Volosov
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-7172
                               Fax: 212) 946-8302
                           Email: mark.volosov@chase.com



                                      -6-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.




                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                               October 25, 2002


Section 4.04(a)(i)              Scheduled Principal Payments (Total)                                            526,512.57
                                Group 1                                                                         249,907.02
                                Group 2                                                                         114,942.61
                                Group 3                                                                         161,662.94

                                Principal Prepayments (Total)                                                34,479,778.61
                                Group 1                                                                      25,805,328.36
                                Group 2                                                                       4,139,091.18
                                Group 3                                                                       4,539,827.95

                                Repurchase Principal (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Substitution Amounts (Total)                                                          0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Net Liquidation Proceeds (Total)                                                      0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Insurance Proceeds (Total)                                                            0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00

                                Other Principal (Total)                                                               0.00
                                Group 1                                                                               0.00
                                Group 2                                                                               0.00
                                Group 3                                                                               0.00



                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            October 25, 2002



Section 4.04(a)(v)              Beginning Number of Loans Outstanding (Total)                                         1,890
                                Group 1                                                                                 545
                                Group 2                                                                                 567
                                Group 3                                                                                 778

                                Beginning Aggregate Loan Balances (Total)                                    670,362,128.22
                                Group 1                                                                      251,501,954.74
                                Group 2                                                                      204,222,975.02
                                Group 3                                                                      214,637,198.46

                                Ending Number of Loans Outstanding (Total)                                            1,807
                                Group 1                                                                                 489
                                Group 2                                                                                 556
                                Group 3                                                                                 762

                                Ending Aggregate Loan Balances (Total)                                       635,351,368.16
                                Group 1                                                                      225,446,719.36
                                Group 2                                                                      199,968,941.23
                                Group 3                                                                      209,935,707.57

Section 4.04(a)(vi)             Master Servicing Fees (Total)                                                      7,523.76
                                Group 1                                                                            2,305.35
                                Group 2                                                                            4,324.09
                                Group 3                                                                              894.32

                                Servicing Fees (Total, including PMI and TGIC Fees))                             202,349.34
                                Group 1                                                                           78,259.02
                                Group 2                                                                           63,653.17
                                Group 3                                                                           60,437.15


                                     -8-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            October 25, 2002



Section 4.04(a)(viii)           Current Advances (Total)                                                                N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

                                Outstanding Advances (Total)                                                            N/A
                                Group 1                                                                                 N/A
                                Group 2                                                                                 N/A
                                Group 3                                                                                 N/A

Section 4.04(a)(ix)             Delinquent Mortgage Loans
                                Group 1
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 3               1,301,439.56            0.58 %
                                2 Month                 1                 305,626.37            0.14 %
                                3 Month                 1                 562,820.97            0.25 %
                                Total                   5               2,169,886.90            0.97 %

                                Group 2
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 1               169,912.65              0.08 %
                                2 Month                 0                     0.00              0.00 %
                                3 Month                 0                     0.00              0.00 %
                                Total                   1               169,912.65              0.08 %

                                Group 3
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                 5               1,967,985.18            0.94 %
                                2 Month                 0                       0.00            0.00 %
                                3 Month                 3               1,190,353.49            0.57 %
                                Total                   8               3,158,338.67            1.51 %

                                Group Totals
                                                                        Principal
                                Category                Number          Balance                 Percentage
                                1 Month                  9              3,439,337.39            0.54 %
                                2 Month                  1                305,626.37            0.05 %
                                3 Month                  4              1,753,174.46            0.28 %
                                Total                   14              5,498,138.22            0.87 %

                                * Delinquent Bankruptcies are included in the table above.

                                     -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            October 25, 2002


                                Bankruptcies
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                * Only Current Bankruptcies are reflected in the table above.

                                Group 3 Balance of Bankruptcies delinquent 31 to 60 days             0.00

                                * Above figure provided for calculation of Rolling Three Month Delinquency Rate


                                Foreclosures
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %





                                     -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR25
                                        Statement to Certificate Holders
                                            October 25, 2002


Section 4.04(a)(xi)             REO Properties
                                Group 1
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 2
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group 3
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

                                Group Totals
                                                        Principal
                                Number                  Balance                 Percentage
                                0                       0.00                    0.00 %

Section 4.04(a)(xii)            Current Realized Losses (Total)                                                 0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

                                Cumulative Realized Losses (Total)                                              0.00
                                Group 1                                                                         0.00
                                Group 2                                                                         0.00
                                Group 3                                                                         0.00

Section 4.04(a)(xiii)           Weighted Average Term to Maturity (Deal)                                        355
                                Group 1                                                                         354
                                Group 2                                                                         355
                                Group 3                                                                         354

Section 4.04(a)(xiv)            Number of claims submitted under the TGIC PMI Policy                            0.00
                                Total amount of claims submitted under the TGIC PMI Policy                      0.00
                                Number of claims paid under the TGIC PMI Policy                                 0.00
                                Total amount of claims paid under the TGIC PMI Policy                           0.00

Group 3 Trigger Event           Trigger Event Occurrence
                                (Is Rolling Three Month Delinquency Rate > 50.00% of Sr.Enhancement%?)
                                Sr.Enhancement%?)                                                                 NO
                                Rolling Three Month Delinquency Rate                                       0.40334 %
                                Sr.Enhancement Percentage x 50.00%                                         1.62520 %

Group 3 O/C Reporting           Targeted Overcollateralization Amount                                   1,090,691.13
                                Ending Overcollateralization Amount                                     1,090,691.13
                                Ending Overcollateralization Deficiency                                         0.00
                                Group 1 Monthly Excess Interest                                             4,191.70
                                Group 2 Monthly Excess Interest                                             3,403.72
                                Overcollateralization Release Amount                                            0.00
                                Monthly Excess Interest                                                   924,704.30
                                Payment to Class IV-X                                                     811,783.20



                                     -11-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

